UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

HELIOS HIGH YIELD FUND

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH YIELD FUND

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: June 30, 2010

Date of reporting period: December 31, 2009

Item 1.	Reports to Shareholders.

Brookfield Investment Management Inc.

Helios High Yield Fund

Brookfield

Semi-Annual Report

December 31, 2009

IN PROFILE

Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.) is a registered investment advisor specializing in core fixed income, high yield, structured products (Commercial MBS, Residential MBS and ABS) as well as global REITs and listed infrastructure securities. Headquartered in New York, the firm had approximately $24 billion of assets under management as of December 31, 2009. Brookfield Investment Management Inc. is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of December 31, 2009.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Brookfield Investment Management Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders,

We welcome our first opportunity since taking over management of the Helios High Yield Fund (the “Fund”) in August 2009 to provide the Semi-Annual Report for the Fund for the six-months ended December 31, 2009.

Capital markets have undergone substantial changes in the last 12 months. At the close of the 2008 calendar year, investor confidence had deteriorated significantly. This was largely driven by an uncertain U.S. economic outlook, frozen debt markets and a resulting aversion to risk-taking by virtually all market participants. Several significant steps taken by the U.S. government—in both fiscal and monetary policy—in late 2008 and early 2009 eventually began to stabilize financial markets. While initially targeted at the U.S. Agency MBS markets, these programs also boosted broader securities markets.

While it is not yet clear that such government involvement will lead to a long-term stabilization of the economy and markets, the initial result has been quite positive. From the weakest levels seen in March, most sectors of the credit markets rebounded sharply throughout the following months. Generally, investor willingness to take risk has led to improved performance in the even the riskiest sectors of the fixed income markets.

We believe the Fund is appropriately positioned to capitalize on opportunities in the current market. Our current objectives are to retain exposure to those securities which provide a stable base for income to support the Fund’s dividend as well as to add to our allocations in opportunistic investments. Over the long-term, we believe that this strategy should support an attractive level of current income for our shareholders while also providing the potential for capital appreciation.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and portfolio of investments as of December 31, 2009.

We remain fully committed to the Fund and its shareholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com. Thank you for your support.

Sincerely,

Kim G. Redding

President

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

OBJECTIVE AND STRATEGY

Helios High Yield Fund (the “Fund”) (formerly, 40|86 Strategic Income Fund) seeks a primary objective of high current income. The Fund also will seek capital growth to the extent it is consistent with its primary investment objective of seeking high current income. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund also may invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended December 31, 2009, Helios High Yield Fund (NYSE: HHY) had a total return of 15.57%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.83 on December 31, 2009, the Fund’s shares had a dividend yield of 6.13%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of December 31, 2009, compared with the Fund’s Index.

Helios High Yield Fund (NYSE: HHY)	1 Month	3 Months	6 Months
Fund — Net asset value return	2.61%	4.65%	15.23%
Fund — Total return, including distributions*	6.90%	5.48%	15.57%
Barclays Capital U.S. Corporate High Yield Index	3.28%	6.37%	21.29%
*	Exclusive of brokerage commissions

During the last six months, the Fund’s performance lagged the benchmark, largely due to its more conservative credit positioning. In our opinion, the conservative credit positioning served the Fund well during the credit crisis of 2008 and early 2009, however, it muted returns relative to the benchmark over the past six months.

HIGH YIELD MARKET ENVIRONMENT

The high yield market set a new record in 2009, posting a total return of 58.1% on the Barclays Capital U.S. High Yield Corporate Index.1 Quarterly returns cooled compared to the second and third quarters with the Merrill Lynch U.S. High Yield Master II Index rising 6% in the fourth quarter, which was down from 14.8% in the third quarter and 23.2% in the second quarter.2

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Spreads over U.S. Treasuries on the broad market2 tumbled from 1,809 basis points to 640 basis points at the end of the year as investors came to move beyond an ‘end-of-the-world’ view that dominated following the 2008 market crash to a more benign view of credit and equity markets. Driving this re-evaluation was a view that the extraordinary and coordinated actions by the Federal government and the Federal Reserve meant that the U.S. economy was likely to avoid a 1930’s-type Great Depression. This view was bolstered by growing indications that the recession had bottomed or was about to bottom.

During 2009, investors saw the primary (new issue) market reopen, at first tentatively and then, more robustly. Beginning in April, new issues came in volume and many traded to a premium in the secondary market, indicating strong investor demand. New deals continued over the year, resulting in a total of $152 billion of new issuance in 2009, exceeding the 2006 record of $142 billion.3 As typically happens, new issues were initially higher-rated companies. However, by the end of the year, the market was accepting more lower-rated companies. Wall Street created innovative deal structures that allowed highly leveraged companies to access the capital markets, often by providing security to the bonds which boosted advertised credit ratings. A good portion of the new issuance was for the refinancing of bank loans of companies which had tapped that market in 2006-2007 for leveraged buyouts. As access to capital improved, credit risk was diminished because refinancing risk was reduced and this pushed market spreads narrower.

The level of defaults rose during 2009 and the widely watched 12-month default rate ended the year at 12.7%4 after rising throughout the period. However, the market noticed a steady improvement in credit for much of the year as data showed that the number of companies defaulting peaked in March and April 2009 at 17, and declined on a monthly basis since then, ending December with only one company defaulting.5 This was an instance where the widely-watched indicator had built-in lags which masked the actual trend.

In the high yield market, investors took more risk during the year as buyers snapped up lower-tier issues which significantly outperformed higher-rated issues. Accordingly, upper tier BBs rose 41% while the lower tier CCCs soared 111%.6

The market saw a large performance differential in various industries this year, with large gains seen in Broadcast, Service, and Chemicals, which were up 162%, 86%, and 86%, respectively.7 Underperforming sectors included Utilities, Aerospace, and Food and Drug which were up 27%, 35%, and 38%, respectively.7 In general, however, the performance of an industry tended to reflect the average credit quality of that industry. Outperforming industries were generally lower quality and/or more beaten down in the 2008 downturn, and the underperforming industries represented more defensive, better quality names which had generally fared better in 2008.

We continue to maintain our positive view of the high yield market despite the record returns and narrowing in yield spreads, although we caution that the extreme profits of 2009 are unlikely to be repeated for the rest of this credit cycle. We believe defaults have seen their peak for this cycle and will fall throughout 2010. We are also more bullish than the building market consensus which calls for around a 4% default rate in 20108, and are, therefore, anticipating a better result.

Despite narrowing in 2009, yield spreads are still wider than average at a time when investors are increasingly looking for continued economic growth this year, with attendant improving credit quality. We are encouraged by the re-opening of credit and equity markets and note that access to capital meaningfully reduces credit risk. Confidence may receive a second boost should we see a return of merger and acquisition (“M&A”) activity in 2010 after a two-year hiatus. Historically, M&A has tended to be positive for high yield investors on two fronts; first, it gives companies a venue for selling assets and using cash to pay debt, and second, bond investors benefit from a change-of-control put in the event their debtor is taken over. We continue to believe that current yield spreads more than adequately compensate investors for the likely risks that lie ahead and investors may continue to benefit as markets regain confidence in the economy.

Footnotes:

1 Barclays Capital “High Yield Corporate Update, 2009 Rundown,” January 5, 2010, p1.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

2 Performance numbers for the Merrill Lynch US High Yield, Master II Index, H0A0 retrieved from Bloomberg

3 Barclays Capital “High Yield Corporate Update, 2009 Rundown,” January 5, 2010, p 2.

4 Merrill Lynch “Situation Room: High Yield in 2010: Year Ahead Outlook” December 28, 2009 p. 4

5 J.P. Morgan “Default Monitor High Yield and Leveraged Loan Research” January 4, 2010, p. 1

6 J.P. Morgan “High Yield Market Monitor”, January 5, 2010, p. 7 Return figures are from various JP Morgan sub-indices.

7 Credit Suisse “Leveraged Finance Strategy Update,” January 5, 2010, p. 5.

8 JP Morgan “High Yield Market Monitor” and “Default Monitor High Yield,” January 5, 2010, p.1.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that Helios High Yield Fund currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Some funds may utilize leveraging to seek to enhance the yield and net asset value of their common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the fund and the market price of the fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the open of business on December 31, 2009 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

December 31, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	6.13%

Weighted average coupon	7.95%

Average effective maturity	5.41 years

Total number of holdings	128

CREDIT QUALITY

BB	32%

B	39%

CCC	26%

Unrated	1%

Cash	2%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	5%

High Yield Corporate Bonds	93%

Short Term Investments	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the December 31, 2009 stock price.

[2]	Includes only invested assets; excludes cash.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.8%
Consumer Non-Cyclical – 0.0%
Ahold Finance USA LLC (Cost – $498)	8.25%	07/15/10	$1	$518

Energy – 0.8%
National Oilwell Varco Inc.	6.13	08/15/15	7	7,025
Williams Partners LP/Williams Partners Finance Corp.	7.25	02/01/17	500	505,096

Total Energy (Cost – $506,954)				512,121

Services Cyclical – 0.0%
Allied Waste North American Inc. (Cost – $497)	5.75	02/15/11	1	520

Telecommunications – 3.1%
Qwest Corp	6.88	09/15/33	1,100	968,000
Qwest Corp	7.63	06/15/15	1,000	1,035,000

Total Telecommunications (Cost – $1,904,228)				2,003,000

Utility – 0.9%
The Williams Companies, Inc. (Cost – $492,325)	7.50	01/15/31	500	539,367
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $2,904,502)				3,055,526
HIGH YIELD CORPORATE BONDS – 90.2%
Basic Industry – 9.1%
AK Steel Corp.	7.75	06/15/12	500	505,000
Buckeye Technologies Inc.	8.50	10/01/13	413	421,776
Cascades Inc. [1,4,7]	7.75	12/15/17	175	176,750
Edgen Murray Corp. [1,7]	12.25	01/15/15	225	221,062
Georgia-Pacific LLC	7.38	12/01/25	750	716,250
Huntsman International LLC	7.88	11/15/14	500	488,750
McJunkin Red Man Corp. [1,7]	9.50	12/15/16	335	327,462
Momentive Performance Materials Inc.	9.75	12/01/14	250	240,625
Steel Dynamics Inc.	6.75	04/01/15	500	495,625
Trimas Corp. [1,7]	9.75	12/15/17	335	328,719
United States Steel Corp.	7.00	02/01/18	500	489,747
Vedanta Resources PLC [1,4,7]	9.50	07/18/18	500	507,500
Verso Paper Holdings LLC/Verso Paper Inc.	9.13	08/01/14	350	334,250
Verso Paper Holdings LLC/Verso Paper Inc. [1,7]	11.50	07/01/14	500	550,000

Total Basic Industry (Cost $5,870,018)				5,803,516

Capital Goods – 7.2%
BE Aerospace Inc.	8.50	07/01/18	500	530,000
CNH America LLC	7.25	01/15/16	485	478,937
Esterline Technologies Corp.	6.63	03/01/17	500	487,500
Flextronics International Limited [4]	6.50	05/15/13	6	5,514

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
L-3 Communications Corp.	6.38%	10/15/15	$500	$501,875
Mueller Water Products Inc.	7.38	06/01/17	900	832,500
Terex Corp.	7.38	01/15/14	950	960,688
Terex Corp.	8.00	11/15/17	500	481,250
Texas Industries Inc.	7.25	07/15/13	325	319,313

Total Capital Goods (Cost $4,515,642)				4,597,577

Consumer Cyclical – 18.4%
Allison Transmission Inc. [1,7]	11.00	11/01/15	10	10,500
American Axle & Manufacturing Inc.	7.88	03/01/17	700	591,500
ArvinMeritor Inc.	8.75	03/01/12	1	507
Boyd Gaming Corp.	7.13	02/01/16	500	435,000
Brown Shoe Company, Inc.	8.75	05/01/12	500	509,375
Ford Motor Co.	7.45	07/16/31	500	441,875
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [1,7]	11.25	06/01/17	500	523,125
Host Hotels & Resorts LP	7.13	11/01/13	590	599,587
JC Penney Corporation Inc.	8.00	03/01/10	1	506
KAR Auction Services Inc.	8.75	05/01/14	500	515,625
Las Vegas Sands Corp.	6.38	02/15/15	500	442,500
Levi Strauss & Co.	9.75	01/15/15	500	525,000
MGM Mirage, Inc.	5.88	02/27/14	8	6,009
MGM Mirage, Inc.	6.63	07/15/15	250	194,375
MGM Mirage, Inc.	6.88	04/01/16	500	381,250
Mohegan Tribal Gaming Authority	7.13	08/15/14	701	477,216
MTR Gaming Group Inc. [1,7]	12.63	07/15/14	650	625,625
Nebraska Book Company Inc.	8.63	03/15/12	500	430,000
OSI Restaurant Partners, LLC	10.00	06/15/15	250	220,625
Quicksilver Inc.	6.88	04/15/15	8	6,150
Rite Aid Corp.	8.63	03/01/15	925	804,750
Royal Caribbean Cruises Limited [4]	7.25	06/15/16	500	483,125
Seneca Gaming Corp.	7.25	05/01/12	650	633,750
Starwood Hotels & Resorts Worldwide Inc.	7.88	05/01/12	1	539
Station Casinos Inc. [5]	6.00	04/01/12	1	76
Tenneco Inc.	8.63	11/15/14	836	842,811
The Neiman Marcus Group Inc. [8]	9.00	10/15/15	8	7,880
The Neiman Marcus Group Inc.	10.38	10/15/15	500	490,000
TRW Automotive Inc. [1,7]	7.25	03/15/17	850	824,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	6.63	12/01/14	750	724,688

Total Consumer Cyclical (Cost $12,030,556)				11,748,469

Consumer Non-Cyclical – 8.7%
ACCO Brands Corp. [1,7]	10.63	03/15/15	250	275,000
Bumble Bee Foods LLC [1,7]	7.75	12/15/15	350	350,875
Davita Inc.	7.25	03/15/15	455	456,137
Deluxe Corp.	7.38	06/01/15	500	481,875
FMC Finance III SA [4]	6.88	07/15/17	500	496,250
Health Management Associates Inc.	6.13	04/15/16	500	468,750

See Notes to Portfolio of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Jarden Corp.	7.50%	05/01/17	$500	$498,750
Res-Care Inc.	7.75	10/15/13	1,000	995,000
Senior Housing Properties Trust	8.63	01/15/12	750	776,250
SUPERVALU Inc.	8.00	05/01/16	750	761,250

Total Consumer Non-Cyclical (Cost $5,488,137)				5,560,137

Energy – 6.7%
Atlas Pipeline Partners LP	8.13	12/15/15	500	442,500
Chesapeake Energy Corp.	6.88	01/15/16	950	940,500
El Paso Corp.	7.00	06/15/17	750	743,844
Hercules Offshore LLC [1,7]	10.50	10/15/17	600	633,000
OPTI Canada Inc. [4]	7.88	12/15/14	750	615,000
Pioneer Natural Resources Co.	5.88	07/15/16	500	478,648
Range Resources Corp.	7.50	05/15/16	450	462,375

Total Energy (Cost $4,471,907)				4,315,867

Finance & Investment – 2.4%
Ford Motor Credit Company LLC.	7.00	10/01/13	501	499,746
Ford Motor Credit Company LLC.	8.00	12/15/16	750	750,997
Ginn-LA CS Borrower LLC [1,2,5,6,7],10	0.26	06/08/12	500	5,000
GMAC Inc.	6.75	12/01/14	8	7,124
Trains HY-1-2006 [1,2,7]	7.12	05/01/16	293	286,670

Total Finance & Investment (Cost $2,010,881)				1,549,537

Media – 5.2%
Charter Communications Operating LLC [1,7,9]	8.00	04/30/12	8	7,706
Charter Communications Operating LLC [1,7,9]	8.38	04/30/14	500	513,750
CSC Holdings Inc.	7.63	04/01/11	1	516
CSC Holdings Inc. [1,7]	8.50	04/15/14	500	532,500
LIN Television Corp.	6.50	05/15/13	500	475,000
Nielsen Finance LLC/Nielsen Finance Co.	10.00	08/01/14	500	521,250
Nielsen Finance LLC/Nielsen Finance Co. [3]	0.00/12.50	08/01/16	250	228,125
RH Donnelley Corp. [5]	6.88	01/15/13	6	563
RH Donnelley Corp. [5]	8.88	10/15/17	14	1,313
Virgin Media Finance PLC [4]	9.13	08/15/16	1,000	1,053,750

Total Media (Cost $3,187,725)				3,334,473

Services Cyclical – 9.0%
AMC Entertainment Inc.	8.75	06/01/19	500	510,000
ARAMARK Corp.	8.50	02/01/15	750	772,500
FTI Consulting Inc.	7.75	10/01/16	500	506,250
Iron Mountain Inc.	8.38	08/15/21	500	516,250
Kansas City Southern de Mexico SA C.V. [4]	9.38	05/01/12	1,000	1,037,500
Owens-Brockway Glass Container Inc.	8.25	05/15/13	750	770,625
Owens-Illinois Inc.	7.80	05/15/18	500	503,750

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
RSC Equipment Rental Inc.	9.50%	12/01/14	$500	$500,625
Sealy Mattress Co.	8.25	06/15/14	1	500
United Rentals North America Inc.	9.25	12/15/19	600	619,500

Total Services Cyclical (Cost $5,603,093)				5,737,500

Services Non-Cyclical – 4.2%
Easton-Bell Sports Inc. [1,7]	9.75	12/01/16	625	647,656
HCA Inc.	9.25	11/15/16	1,000	1,073,750
Service Corp. International	6.75	04/01/16	975	943,313

Total Services Non-Cyclical (Cost $2,628,993)				2,664,719

Technology & Electronics – 4.0%
First Data Corp.	9.88	09/24/15	1,125	1,049,063
Sanmina-SCI Corp.	8.13	03/01/16	500	498,750
Sungard Data Systems Inc.	10.25	08/15/15	925	985,125
Unisys Corp.	8.00	10/15/12	8	7,191

Total Technology & Electronics (Cost $2,542,762)				2,540,129

Telecommunications – 9.0%
Cincinnati Bell Inc.	8.38	01/15/14	750	763,125
Citizens Communications Corp.	7.13	03/15/19	1,250	1,181,250
Frontier Communications Corp.	6.25	01/15/13	1	501
Global Crossing Limited [1,4,7]	12.00	09/15/15	625	685,937
Intelsat Jackson Holdings Limited [4]	11.25	06/15/16	750	811,875
Lamar Media Corp.	6.63	08/15/15	825	800,250
PAETEC Holding Corp.	9.50	07/15/15	500	481,250
Windstream Corp.	8.13	08/01/13	1,000	1,037,500

Total Telecommunications (Cost $5,612,154)				5,761,688

Utility – 6.3%
AES Corp. [1,7]	8.75	05/15/13	4	4,100
Dynegy Holdings Inc.	8.38	05/01/16	500	475,000
Edison Mission Energy	7.20	05/15/19	500	378,750
Edison Mission Energy	7.50	06/15/13	250	235,000
Ipalco Enterprises Inc. [1,7]	7.25	04/01/16	750	751,875
Midwest Generation LLC	8.56	01/02/16	668	674,518
Mirant North America LLC	7.38	12/31/13	1,000	988,750
NRG Energy Inc.	7.25	02/01/14	500	506,250
NRG Energy Inc.	7.38	02/01/16	7	7,009

Total Utility (Cost $4,207,433)				4,021,252
Total HIGH YIELD CORPORATE BONDS (Cost $58,169,301)				57,634,864

See Notes to Portfolio of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments (Unaudited)

December 31, 2009

		Shares	Value (Note 2)
PREFERRED STOCK – 0.4%
Finance & Investment – 0.4%
JPMorgan Chase & Co. [2],11 (Cost $246,917)		250	$257,865
	Interest Rate		Value (Note 2)
SHORT TERM INVESTMENT – 1.6%
AIM Liquid Assets, Institutional Class [2] (Cost $1,039,793)	0.25%	1,039,793	1,039,793
Total Investments – 97.0% (Cost $62,360,513)			61,988,048
Other Assets in Excess of Liabilities – 3.0%			1,922,231

Total Net Assets – 100.0%			$63,910,279

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Portfolio of Investments (Unaudited)

December 31, 2009

The following notes should be read in conjunction with the accompanying Portfolio of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, the total value of all such investments was $8,789,312, or 13.75% of net assets.
2	—	Variable Rate Security – Interest rate shown is the rate in effect as of December 31, 2009.
3	—	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Foreign security or a U.S. security of a foreign company.
5	—	Issuer is currently in default on its regularly scheduled interest payment.
6	—	Term loan.
7	—	Private Placement.
8	—	Payment-in-Kind Bond – Issuer has the option at each interest payment date of making interest payments in cash or in additional debt securities.
9	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Fund owns senior debt issued by this Company that continues to receive income payments.
10	—	Restricted Illiquid Security – Security is not actively traded and would be difficult to sell in a current sale thus causing it to be not readily convertible into cash. The security was acquired on June 6, 2006 at a cost of $500,000 and the market value comprises 0.01% of the net assets at December 31, 2009.
11	—	Dividends (if declared) are to be paid semi-annually from October 30, 2008 to October 30, 2017 at a rate of 7.90%. Beginning April 30, 2018, dividends (if declared) are to be paid quarterly at a floating rate of LIBOR plus 3.47%. Dividends will not be cumulative.

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities (Unaudited)

December 31, 2009

Assets:
Investments in securities, at value (Note 2)	$60,948,255
Investment in short term securities, at value	1,039,793

Total investments	61,988,048
Interest receivable	1,255,368
Receivable for investments sold	830,527
Prepaid expenses	6,416

Total assets	64,080,359

Liabilities:
Investment advisory fee payable (Note 4)	37,768
Accrued expenses and other liabilities	132,312

Total liabilities	170,080

Net Assets	$63,910,279

Composition of Net Assets:
Paid-in capital (Note 8)	$6,840
Additional paid-in capital (Note 8)	84,870,638
Distributions in excess of net investment income	(133,205)
Accumulated net realized loss on investment transactions	(20,461,529)
Net unrealized depreciation on investments	(372,465)

Net assets applicable to capital stock outstanding	$63,910,279

Total investments at cost	$62,360,513

Shares Outstanding and Net Asset Value Per Share:
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	6,839,661
Net asset value per share	$9.34

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Operations (Unaudited)

For the Six Months Ended December 31, 2009

Investment Income (Note 2):
Interest	$2,388,897

Expenses:
Investment advisory fees (Note 4)	237,943
Administration fees (Note 5)	49,631
Legal fees	76,117
Shareholder service fees (Note 4)	30,914
Trustees’ fees	26,409
Reports to shareholders	18,470
Audit and tax services	18,106
Transfer agent fees	14,628
Registration fees	14,368
Insurance	4,333
Custodian	4,016

Total expenses	494,935
Less expenses waived by the investment advisor (Note 4)	(24,731)

Net expenses	470,204

Net investment income	1,918,693

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(643,471)
Net change in unrealized depreciation on investments	7,349,961

Net realized and unrealized gain on investments	6,706,490

Net increase in net assets resulting from operations	$8,625,183

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Statement of Changes in Net Assets

	For the Six Months Ended December 31, 2009 (Unaudited)	For the Fiscal Year Ended June 30, 2009
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,918,693	$4,522,832
Net realized loss on investment transactions	(643,471)	(7,901,958)
Net change in unrealized depreciation on investments	7,349,961	(1,855,236)

Net increase (decrease) in net assets resulting from operations	8,625,183	(5,234,362)

Distributions to Shareholders (Note 2):
Net investment income	(1,764,632)	(4,488,276)
Return of capital	—	(122,681)

Total distributions paid	(1,764,632)	(4,610,957)

Total increase (decrease) in net assets	6,860,551	(9,845,319)

Net Assets:
Beginning of period	57,049,728	66,895,047

End of period	$63,910,279	$57,049,728

(including distributions in excess of net investment income)	$(133,205)	$(287,266)

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Cash Flows (Unaudited)

For the Six Months Ended December 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$8,625,183
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(21,576,273)
Proceeds from disposition of long-term portfolio investments	20,720,144
Sales of short-term portfolio investments, net	1,493,168
Increase in interest receivable	(140,461)
Increase in receivable for investments sold	(263,840)
Increase in prepaid expenses	(5,867)
Decrease in payable for investments purchased	(20,215)
Decrease in other payables	(9,053)
Increase in investment advisory fee payable	5,004
Increase in administration fee payable	18,535
Decrease in accrued expenses and other liabilities	(17,777)
Net amortization on investments	(70,160)
Unrealized appreciation on investments	(7,349,961)
Net realized loss on investment transactions	643,471

Net cash provided by operating activities	2,051,898

Cash flows used for financing activities:
Dividends paid to shareholders	(2,051,898)

Net cash used for financing activities	(2,051,898)

Net change in cash	—
Cash at beginning of period	—

Cash at end of period	$—

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Six Months Ended December 31, 2009 (Unaudited)	For the Fiscal Year Ended June 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$8.34	$9.78	$10.94	$10.46	$11.23	$10.80

Net investment income	0.28	0.67 [1]	0.78 [1]	0.76 [1]	0.83 [1]	0.86 [1]
Net realized and unrealized gain (loss) on investment transactions	0.98	(1.44)[1]	(1.15)[1]	0.47 [1]	(0.75)[1]	0.43 [1]

Net increase (decrease) in net asset value resulting from operations	1.26	(0.77)	(0.37)	1.23	0.08	1.29

Dividends from net investment income	(0.26)	(0.65)	(0.79)	(0.75)	(0.85)	(0.86)
Return of capital distributions	—	(0.02)	—	—	—	—

Total dividends and distributions paid	(0.26)	(0.67)	(0.79)	(0.75)	(0.85)	(0.86)

Net asset value, end of period	$9.34	$8.34	$9.78	$10.94	$10.46	$11.23

Market price, end of period	$7.83	$7.01	$8.49	$9.90	$9.04	$10.13

Total Investment Return†	15.57%[4]	(8.56)%	(6.25)%	18.19%	(2.46)%	14.84%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$63,910	$57,050	$66,895	$74,858	$71,542	$76,835
Operating expenses	1.60%[3]	2.08%	1.78%	1.77%	2.00%	1.85%
Interest expense[5]	—	0.30%	1.47%	2.22%	2.15%	1.28%
Total expenses	1.60%[3]	2.38%[2]	3.25%[2]	3.99%[2]	4.15%[2]	3.13%[2]
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.52%[3]	1.77%	1.54%	1.52%	1.89%	1.85%
Net investment income	6.21%[3]	8.23%	7.54%	6.93%	7.61%	7.60%
Net investment income, excluding the effect of waivers and reimbursement[5]	6.13%[3]	7.92%	7.30%	6.68%	7.50%	7.60%
Portfolio turnover rate	35%[4]	20%	33%	54%	46%	150%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.
[2]	The Fund’s Shareholder Servicing Agent and Former Investment Advisor had contractually agreed to waive their respective fees as discussed in Note 4.
[3]	Annualized.
[4]	Not Annualized.
[5]

Certain reclassifications have been made to the financial highlights for the fiscal years ended June 30, 2005 through June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the six months ended December 31, 2009.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

1. The Fund

Helios High Yield Fund (the “Fund”) (formerly 40|86 Strategic Income Fund) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with its own investment objective.

Effective August 26, 2009, Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.) (the “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., and a registered investment advisor under the Investment Advisers Act of 1940, as amended, became the investment advisor to the Fund. Prior to August 26, 2009, 40|86 Advisors, Inc. (the “Former Advisor”) served as the investment advisor to the Fund. On August 25, 2009, shareholders of the Fund approved, via proxy vote, the selection of the Advisor as the new investment advisor to the Fund and elected a new Board of Trustees (the “Board” or “Trustees”) of the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security. A security may, however, be priced using a quote obtained from a single active market maker, as the case may be. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, the Fund’s Board of Trustees. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by an independent pricing service, or other source(s) for information of securities valuations (including, but not limited to, broker-dealers, Bloomberg or Reuters) is inaccurate.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider, among other things, the following factors, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Preferred Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$—	$1,039,793	$1,039,793
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	3,055,526	40,241,408	257,865	—	43,554,799
Level 3 — Significant Unobservable Inputs	—	17,393,456	—	—	17,393,456

Total	$3,055,526	$57,634,864	$257,865	$1,039,793	$61,988,048

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Preferred Stocks	Short Term Investments	Total
Balance as of June 30, 2009	$—	$—	$—	$—	$—
Accrued Discounts	—	23,973	—	—	23,973
Change in Unrealized Depreciation	—	258,769	—	—	258,769
Net Purchases (Sales)	—	7,763,342	—	—	7,763,342
Net transfers in/out to Level 3*	—	9,347,372	—	—	9,347,372

Balance as of December 31, 2009	$—	$17,393,456	$—	$—	$17,393,456

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$258,769	$—	$—	$258,769

*	Transfers into Level 3 result from the Advisor’s methodology for assigning levels based on the observability of the inputs used to value the Fund‘s portfolio securities.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to qualify and meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year. As of December 31, 2009, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2009, open tax years consisted of the taxable years ended June 30, 2007 through June 30, 2009. No examination of any of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards (if any) are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Repurchase Agreements: The Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon future date. The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund had no repurchase agreements outstanding as of December 31, 2009.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Effective August 26, 2009, the Fund entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement. The Advisory Agreement also provides that the Fund shall pay the Advisor a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Advisory Agreement will remain in effect until August 26, 2011 and will continue in effect thereafter for successive annual periods so long as such continuance is approved at least annually (i) by the vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund or by the Fund’s Board of Trustees, and (ii) in either event, by the vote of a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund, cast in-person at a meeting called for the purpose of voting on such approval.

Under an “Expense Limitation Agreement,” the Advisor has contractually agreed to waive a portion of its investment advisory fee and/or reimburse the Fund for its expenses to the extent necessary to ensure the Fund’s annual operating expenses (excluding brokerage, interest, taxes, acquired Fund fees and expenses, and extraordinary expenses) do not exceed 1.65% of the average annual value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) of the Fund. The Expense Limitation Agreement became effective as of August 26, 2009 and will remain in effect until August 26, 2011, and shall continue thereafter indefinitely, unless sooner terminated by the Board of Trustees of the Fund, or the Advisor, upon sixty (60) days written notice to the other party. The Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it, pursuant to the Expense Limitation Agreement during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average total assets) for the Fund would not exceed the expense limitation amount.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

During the period between August 26, 2009 and December 31, 2009, the Advisor earned $152,960 in investment advisory fees under the Advisory Agreement. Further, under the Expense Limitation Agreement, the Advisor was not required to waive its investment advisory fees and/or reimburse certain expenses of the Fund during the period.

Prior to August 26, 2009, the Fund was party to an Investment Management and Administration Agreement (the “Prior Advisory Agreement”) with the Former Advisor, dated July 27, 1998. Under the terms of the Prior Advisory Agreement, the Former Advisor was entitled to receive a monthly fee at the annual rate of 0.90% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). In addition, the Former Advisor had contractually agreed to waive 0.20% of its advisory fee under an agreement that expired on June 30, 2009. For the period July 1, 2009 through August 25, 2009, the Former Advisor earned $84,983 in investment advisory fees.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Advisor to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Advisor a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). During the period from August 26, 2009 through August 26, 2011, the Advisor has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). During the period between August 26, 2009 through December 31, 2009, the Advisor earned $21,851 in shareholder servicing fees of which $17,481 was waived.

Prior to August 26, 2009, Conseco Services, LLC (“Conseco”), provided shareholder servicing services to the Fund. Under the terms of its arrangement with Conseco, the Fund was charged an annual fee of 0.10% based on a percentage of the Fund’s average daily total assets minus the sum of accrued liabilities (other than debt entered into for purposes of leverage). Conseco contractually agreed to waive its shareholder servicing fee to an annualized rate of 0.02% through June 30, 2009. Effective July 1, 2009, Conseco voluntarily agreed to waive its shareholder servicing fee to an annualized rate of 0.02%. During the period between July 1, 2009 through August 25, 2009, Conseco earned $9,063 in shareholder servicing fees of which $7,250 was waived.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Advisor.

5. Service Agreements

In addition to the services provided by the Advisor, that are discussed in Note 4 above, effective July 1, 2009, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000. For the six month period ended December 31, 2009, USBFS earned $49,631 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, N.A. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the six month period ended December 31, 2009, USB earned $4,016 in custody services fees.

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the six month period ended December 31, 2009, the Transfer Agent earned $14,628 in transfer agency and registrar fees.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended December 31, 2009, were $21,576,273 and $20,720,144, respectively. For the six months ended December 31, 2009 there were no transactions in U.S. Government securities.

7. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for any potential reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreements are less than the value of the securities subject to such agreements.

During the six months ended December 31, 2009, the Fund entered into no reverse repurchase agreements.

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. The Fund has no present intentions of offering additional shares, except in accordance with the Fund’s Automatic Dividend Reinvestment Plan.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions for the period ended December 31, 2009, is expected to be from ordinary income but will be determined at the end of the Fund’s current fiscal year.

During the fiscal year ended June 30, 2009, the tax character of the $4,953,624 of distributions paid was $4,830,943 from ordinary income and $122,681 from return of capital. Total ordinary income distributions paid may differ from amounts shown in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

At June 30, 2009, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforward[1,2]	$(16,822,342)
Post-October losses[2]	(2,995,251)
Unrealized depreciation	(7,722,891)
Other timing differences	(287,266)

$(27,827,750)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
[2]

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Capital losses can be carried forward for a period of eight years.

As of June 30, 2009, the Fund’s capital loss carryforwards were as follows:

Amount	Expiring In:
$5,367,863	2010
4,473,915	2011
475,628	2016
6,504,936	2017

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at December 31, 2009 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 62,360,513	$1,264,671	$(1,637,136)	$(372,465)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and timing of distributions. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

At June 30, 2009, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily due to the expiration of the capital loss carryforward in 2009. These adjustments had no effect on net assets or NAV per share.

Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-In Capital
$ 105,504	$16,226,824	$(16,332,328)

10. Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, the Fund has not had prior claims or losses pursuant to the contracts and expects the risk of loss to be remote.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

11. New Accounting Pronouncements

In June 2009, an accounting standards codification (“Codification”) was established as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. As of the effective date, the Codification has superseded all then-existing non-SEC accounting and reporting standards. Concurrently, all nongrandfathered, non-SEC accounting literature not included in the Codification has been deemed nonauthoritative. This Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it did not have a significant impact on the determination or reporting of the Fund’s financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

12. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, GAAP requires the disclosure of the date through which subsequent events have been evaluated.

Dividend: The Fund’s Board of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.04	01/22/10	01/28/10
$0.04	02/19/10	02/25/10

Management has evaluated subsequent events in the preparation of the Fund’s financial statements through February 24, 2010, which is the date the financial statements will be issued and has determined there are no events other than the declaration of the dividends detailed above that require recognition or disclosure in the financial statements.

13. Change of Independent Registered Public Accounting Firm

On August 28, 2009, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP (“PwC”) as the Fund’s Independent Registered Public Accounting Firm. The Audit Committee of the Fund then submitted a recommendation to the Board of Trustees to engage BBD, LLP (“BBD”) as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2010. During the two most recent fiscal years and through August 28, 2009, the date the Board of Trustees notified PwC of their decision not to retain them as the Fund’s auditor, PwC’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and PwC on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports.

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2009

During the two most recent fiscal years and through August 28, 2009, the date the Board of Trustees approved BBD as the Fund’s auditor, the Fund did not consult BBD regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

The Fund provided PwC with a copy of these disclosures and PwC furnished the Fund with a letter addressed to the commission stating it agrees with the statements made by the Fund herein.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Proxy Results (Unaudited)

December 31, 2009

Special and Annual Meeting of Shareholders

On August 25, 2009, separate special (“Special Meeting”) and annual meetings (“Annual Meeting”) of shareholders of the Fund were held at the offices of the Former Advisor (i) to approve the Advisory Agreement between the Advisor and the Fund (“Proposal I”); and (ii) to elect a Board of six Trustees consisting of two Class I Trustees, two Class II Trustees and two Class III Trustees of the Fund (“Proposal II”).

As background, on May 21, 2009, the Fund’s former Trustees considered and approved items to effectuate a proposal by the Advisor, whereby the Advisor would become the new investment adviser and administrator for the Fund. At the Special Meeting, shareholders were asked to vote on the approval of the Advisory Agreement. At the Annual Meeting, shareholders were asked to vote on the approval of a slate of six nominees for election to serve as a new Board of Trustees of the Fund. Notwithstanding approval of the Advisory Agreement by shareholders of the Fund, the Advisory Agreement was not to take effect unless the shareholders of the Fund also elected the six nominees to serve as new Trustees.

Special Meeting:

Shares represented at the Special Meeting in person or by proxy constituted 50.16% of the Fund’s outstanding shares entitled to be voted and a quorum necessary for the transaction of business. Proposal I was approved by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, meaning the lesser of (i) 67% or more of the shares represented at the Special Meeting, if the holders of more than 50% of the outstanding shares were represented, or (ii) more than 50% of the outstanding shares of the Fund. Shares voted in favor, shares voted against and shares abstaining with respect to Proposal I were as follows:

FOR	AGAINST	ABSTAIN
3,220,579	124,565	85,393

Annual Meeting:

Shares represented at the Annual Meeting in person or by proxy constituted 50% of the Fund’s outstanding shares entitled to be voted and a quorum necessary for the transaction of business. Proposal II was approved at the Annual Meeting at which a quorum was present, with each nominee for Trustee receiving a majority of the votes cast. Shares voted in favor, shares voted against and shares abstaining with respect to Proposal II were as follows:

Trustees	FOR	AGAINST	ABSTAIN
Robert F. Birch	3,151,331	277,001	—
Rodman L. Drake	3,156,724	271,608	—
Diana H. Hamilton	3,232,472	195,860	—
Stuart A. McFarland	3,157,079	271,253	—
Louis P. Salvatore	3,160,608	267,724	—
John J. Feeney, Jr. (Interested)	3,166,425	261,907	—

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Compliance Certification (Unaudited)

December 31, 2009

On December 10, 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the current trustees and officers of Helios High Yield Fund (“HHY”).

Trustees of the Fund

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Disinterested Trustees
Class I Trustees Term Expires at 2012 Annual Meeting of Shareholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 73	Trustee since August 2009, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	12

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Trustee since August 2009, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	12

Disinterested Trustees
Class II Trustee Term Expires at 2010 Annual Meeting of Shareholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 67	Chairman elected August 2009 Trustee since August 2009, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Chairman of the Board (2005-Present); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (August 2009-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee and Chairman of Columbia Atlantic Funds (2007-Present).	12

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Trustee since 2004 Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present). State of Indiana Director of Public Finance (1993-2003). Director/Trustee of several investment companies advised by the Adviser (August 2009-Present).	5

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Trustees of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Disinterested Trustee[1]
Class III Trustee Term Expires at 2011 Annual Meeting of Shareholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Trustee since August 2009, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	12

[1]

John J. Feeney, Jr. was a Class III Interested Trustee, as the term is defined by the Investment Company Act of 1940, as amended, because of affiliations with Brookfield Investment Management Inc., the Fund’s advisor, from May 2009 to February 2010. The vacancy caused by Mr. Feeney’s resignation has not yet been filled by the Fund’s Board of Trustees.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	President[1]	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and President of RREEF Real Estate Securities (1993-2000)

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 44	Vice President	Elected Annually Since August 2009	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Treasurer	Elected Annually Since August 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 41	Secretary	Elected Annually Since August 2009	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009); Compliance Attorney, Goldman, Sachs & Co. (2003-2004).

2009 Semi-Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 31	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary of several investment companies advised by the Advisor (September 2009-Present); Interim CCO of several investment companies advised by the Advisor (March 2009-May 2009); Assistant Vice President (2009-Present) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007); Analyst, Goldman, Sachs & Co. (2000-2004).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., the Fund’s Advisor.
[1]	John J. Feeney, Jr. served as the Fund’s President from August 2009-February 2010.

The Fund’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling 1-800-497-3746.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

2009 Semi-Annual Report

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York, 10022

Sub-Administrator, Custodian and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

777 E. Wisconsin Avenue

Milwaukee, WI 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

None

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: March 5, 2010

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer

Date: March 5, 2010